Exhibit (23)

                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-27311) of Transcontinental Gas Pipe Line Corporation and in the related prospectus of our report dated February 28, 2001, with respect to the consolidated financial statements of Transcontinental Gas Pipe Line Corporation included in this Annual Report (Form 10-K) for the year ended December 31, 2000.


                                                      /s/ ERNST & YOUNG LLP
                                                      ----------------------
                                                           Ernst & Young LLP

Tulsa, Oklahoma
March 9, 2001